                                                                 EXHIBIT e(1)(i)


                                 AMENDMENT NO. 8
                       TO THE SECOND AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

 (CLASS A SHARES, CLASS C SHARES, CLASS R SHARES AND INSTITUTIONAL CLASS SHARES)

        The Second Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Funds Group, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

        Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                 AIM FUNDS GROUP

CLASS A SHARES

AIM Balanced Fund
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Utilities Fund
AIM Global Value Fund
AIM International Emerging Growth Fund
AIM Mid Cap Basic Value Fund
AIM New Technology Fund
AIM Premier Equity Fund
AIM Premier Equity II Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund

CLASS C SHARES

AIM Balanced Fund
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Utilities Fund
AIM Global Value Fund
AIM International Emerging Growth Fund
AIM Mid Cap Basic Value Fund
AIM New Technology Fund
AIM Premier Equity Fund
AIM Premier Equity II Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund

CLASS R SHARES

AIM Balanced Fund
AIM Premier Equity Fund
AIM Small Cap Equity Fund

INSTITUTIONAL CLASS SHARES

AIM Balanced Fund
AIM Premier Equity Fund"



     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: April 30, 2003

                                            AIM FUNDS GROUP


Attest: /s/ P. MICHELLE GRACE               By: /s/ ROBERT H. GRAHAM
       ---------------------------             ---------------------------------
       Assistant Secretary                     Robert H. Graham
                                               President



                                            A I M DISTRIBUTORS, INC.


Attest: /s/ P. MICHELLE GRACE               By: /s/ MICHAEL J. CEMO
       ---------------------------             ---------------------------------
       Assistant Secretary                     Michael J. Cemo
                                               President



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